UNITED STATES
SECRUITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.___)

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Filed by a Party other than the Registrant [  ]

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[ ]	Preliminary Proxy Statement
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The Henssler Funds, Inc.
(Exact name of registrant as specified in charter)

3735 Cherokee Street
Kennesaw, Georgia 30144
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (800) 936-3863

Gene W. Henssler, Ph.D.
Henssler Asset Management, LLC
3735 Cherokee Street
Kennesaw, Georgia 30144
 (Name and Address of Agent for Service)

Copy to:
Paul Hastings LLP
1170 Peachtree Street, N.E., Suite 100
 Atlanta, Georgia 30309

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THE HENSSLER FUNDS, INC.

NOTICE OF MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 23, 2017

Dear Shareholder:

You are an investor in the Henssler Equity Fund (“The Fund”), a portfolio of The Henssler Funds, Inc. (the “Company”).

Notice is hereby given that a Meeting of Shareholders (the “Meeting”) of The Fund will be held at the offices of Henssler Asset Management, LLC, 3735 Cherokee Street, Kennesaw, Georgia 30144, on Tuesday, May 23, 2017, at 3:00 p.m. Eastern Time.

The Meeting will be held for the following purposes:

1.	Election of five (5) Directors; and

2.	Ratification of the selection of Cohen & Company, Ltd. as the independent registered public accounting firm for the The Fund for the fiscal year ending April 30, 2017; and

3.	To consider and vote upon such other matters, including adjournments, as may properly come before the Meeting or any adjournments thereof.

These items are discussed in greater detail in the attached Proxy Statement.

The close of business on April 17, 2017 has been fixed as the record date for the determination of shareholders entitled to a notice of and to vote at the Meeting and any adjournments thereof.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND.  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Directors of:
The Henssler Funds, Inc.

/s/ Gene W. Henssler
Gene W. Henssler, Ph.D.
President

May 1, 2017

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THE HENSSLER FUNDS, INC.
(the “Company”)
MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 23, 2017

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board”) for use at the Meeting of Shareholders (the “Meeting”) of the Henssler Equity Fund (“The Fund”) to be held at the offices of Henssler Asset Management, LLC, 3735 Cherokee Street, Kennesaw, Georgia 30144, on Tuesday, May 23, 2017, at 3:00 p.m. Eastern Time, and at any adjournments thereof.

This Proxy Statement and the accompanying materials were mailed to shareholders on or about May 1, 2017.

Solicitation of Proxies

The solicitation of proxies for use at the Meeting is being made primarily by the mailing on or about April 28, 2017 of the Notice of Meeting of Shareholders, this Proxy Statement and the accompanying proxy card. Supplementary solicitations may be made by mail, telephone or personal interview by officers and Directors of the Company and officers and regular employees of ALPS Fund Services, Inc. (“ALPS”), The Fund’s administrator and transfer agent, Henssler Asset Management, LLC (“Henssler” or the “Investment Adviser”), The Fund’s investment adviser, and affiliates of ALPS and Henssler, and by Broadridge Financial Solutions, Inc. (“Broadridge”), the firm that has been engaged to assist in the tabulation of proxies. Authorization to execute proxies may be obtained from shareholders through instructions transmitted by telephone, facsimile or other electronic means.  Under the terms of the engagement, Broadridge will be providing a web site for the dissemination of these proxy materials and tabulation services.  The expenses incurred in connection with preparing this Proxy Statement and its enclosures and the fees and expenses of Broadridge will be paid by The Fund.  The Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of The Fund’s Shares (as defined below).

THE FUND’S MOST RECENT ANNUAL REPORT, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED APRIL 30, 2016, AND SEMI-ANNUAL REPORT, INCLUDING UNAUDITED FINANCIAL STATEMENTS FOR THE PERIOD ENDING OCTOBER 31, 2016, TO THE EXTENT APPLICABLE, ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE FUND AT P.O. BOX 8796, DENVER, COLORADO 80201, BY CALLING THE FUND AT 1-800-936-FUND (3863) OR AT WWW.HENSSLER.COM.

SUMMARY OF PROPOSALS AND VOTING REQUIREMENTS

The following chart specifies the share classes of The Fund whose shareholders will be entitled to vote at the Meeting on the proposals being presented for shareholder consideration and the voting requirements for each of the proposals.  The proposals are set forth in the Notice of Meeting of Shareholders and are discussed in further detail in this Proxy Statement.

PROPOSAL	AFFECTED SHARE CLASSES	VOTE REQUIRED FOR APPROVAL
Proposal 1: Election of Directors	Investor and Institutional Class	Each Nominee must be elected by a majority of shareholders of The Fund voting at the Meeting
Proposal 2: Ratification of the Selection of the Independent Registered Accounting Firm	Investor and Institutional Class	Each Nominee must be elected by a majority of shareholders of The Fund voting at the Meeting

If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the Shares represented thereby will be voted “FOR” each of the proposals identified herein, unless instructions to the contrary are marked thereon, and in the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her Shares in person or by submitting a letter of revocation or a later-dated proxy to The Fund at c/o Henssler Asset Management, LLC, 3735 Cherokee Street, Kennesaw, Georgia 30144 prior to the date of the Meeting.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies, with no notice to shareholders other than announcement at the Meeting.  A shareholder vote may be taken on the proposals described in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate.  Any such adjournment for the Meeting will require the affirmative vote of a majority of those Shares of The Fund present at the Meeting in person or by proxy.  The persons named as proxies will vote those proxies that they are entitled to vote “FOR” with respect to each proposal in favor of such adjournment, and will vote those proxies which “withheld authority” with respect to each proposal against such adjournment.

The close of business on April 17, 2017 has been fixed as the “Record Date” for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

The Fund has authorized two classes of capital stock: Investor Class and Institutional Class (referred to herein as (“Shares”)).  The holders of Shares are entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. As of the Record Date, there were 7,013,537.31 Shares outstanding for The Fund.

PROPOSAL 1
ELECTION OF NOMINEES
TO THE COMPANY’S BOARD OF DIRECTORS

Nominees for the Company’s Board of Directors

The five nominees (each a “Nominee” and collectively, the “Nominees”) named below have been nominated for election as Directors of the Company effective May 23, 2017, or the date of the Meeting, whichever is later.  If the Nominees are elected, they will serve indefinite terms as Directors until their respective successors are duly chosen and qualified.

The Company is not required and does not intend to hold annual shareholder meetings for the purpose of electing Directors.  As a result, if elected, the Directors will hold office until their successors are duly chosen and qualified.  If a Nominee should be unable to accept election, serve his or her term or resign, the Board may, in its discretion and subject to the Investment Company Act of 1940, as amended (the “1940 Act”), select another person to fill the vacant position.  Each Nominee has consented to be named as such in this Proxy Statement and to serve as a Director if elected.

Although the Company does not intend to hold annual shareholder meetings, it may hold shareholder meetings from time to time on important matters.  With the requisite vote, shareholders may remove a Director or take other action as described in the Company’s organizing documents.  If at any time, less than a majority of the Directors holding office have been elected by the shareholders of The Fund, the Directors then in office will promptly, but in no event later than sixty (60) days, call a shareholders’ meeting for the purpose of electing Directors to the Company.

Proposal 1:  Nominees

At the Meeting, shareholders of The Fund will be asked to elect the following Nominees to serve as Directors on the Company’s Board of Directors.

(1)	Gene W. Henssler, Ph.D.*
(2)	Patricia T. Henssler*
(3)	Robert E. Nickels*
(4)	Joseph W. Owen*
(5)	Dr. Kathy S. Schwaig

Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of the Nominees named above. Each Nominee has indicated that he/she has consented to serve as a Director if elected at the Meeting.  If a designated Nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

Information About Each Nominee’s Professional Experience and Qualifications

Generally, no one factor was decisive in the original selection of the Directors to the Board, nor in the nomination of the Director Nominees.  Qualifications considered by the Board to be important to the selection and retention of Directors include the following:  (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s educational background and accomplishments; (iii) the individual’s experience and expertise at performing policy-making functions in business, government, education, accounting, law and/or administration; (iv) how the individual’s expertise and experience would contribute to the mix of relevant skills and experience on the Board; (v) the individual’s ability to work effectively with the other members of the Board; and (vi) the individual’s ability and willingness to make the time commitment necessary to serve as an effective Director.  In addition, the individual’s ability to review and critically evaluate information, evaluate Fund service providers and exercise good business judgment on behalf of The Fund’s shareholders, as well as prior service on the Board and familiarity with The Fund, are considered important attributes.

While the Board has not adopted a specific policy on diversity, it takes overall diversity into account when considering and evaluating nominees for Director.  The Board generally considers the manner in which each Director’s professional experience, background, skills, and other individual attributes will contribute to the effectiveness of the Board.  Provided below is a brief summary of the specific experience, qualifications, attributes or skills for each Nominee that warrant his/her consideration as a Director candidate to the Board of Directors of the Company, which is structured as an open-end series management investment company incorporated under the laws of the State of Maryland.

Nominee Name	Experience, Qualifications, Attributes and/or Skills for Board Membership
Gene W. Henssler, Ph.D. (Director/Nominee)
Dr. Henssler has significant experience on the Board of Directors of the Company, having served as an Interested Director since 1998.  He is the President and Chief Investment Officer of G.W. Henssler & Associates, Ltd. and Henssler Asset Management, LLC, both federally registered investment advisers.  Dr. Henssler is responsible for the overall direction of the Investment Adviser, which offers financial advice and portfolio management to individual, corporate and institutional clients.  Dr. Henssler earned both a Master of Business Administration (MBA) and doctorate in finance at the University of Michigan.  He taught at Georgia State University, University of Toledo and Grand Valley State University in Michigan.  In 1986 he became a Professor of Finance at Kennesaw State University, retiring in 1996.  Dr. Henssler holds the title of Professor Emeritus of Finance at Kennesaw State University.

*	Nominee currently serves as a Director on the Company's Board of Directors.

Patricia T. Henssler (Director/Nominee)
Ms. Henssler has significant experience on the Board of Directors of the Company, having served as an Interested Director since 1998.  She is a Certified Public Accountant (CPA) and is the Principal in P.T. Henssler, C.P.A., LLC, a public accounting firm.  Ms. Henssler’s previous background includes two assistant professor positions at both Grand Valley State College in Michigan and Morris Brown College in Atlanta, Georgia.  She was also Senior Staff Tax Accountant with Bennett Thrasher, P.C.  Ms. Henssler received a Bachelor’s of Business Administration (BBA) from the University of Toledo, a MBA from Michigan State University, and attended Kennesaw State University for credits necessary for Certified Public Accountancy.

Robert E. Nickels (Director/Nominee)
Mr. Nickels has significant experience on the Board of Directors of the Company, having served as an Independent Director since 2002. Currently retired, Mr. Nickels previously served as director of two Fortune 500 companies and the CEO of a billion-dollar enterprise, and also has prior merger and acquisition experience.  Additionally, he has served as a board member of a charitable foundation and as a Red Cross volunteer.  Mr. Nickels holds a Bachelor of Science and an MBA from Michigan State University and an SEP from Leland Stanford Jr. University.

Joseph W. Owen (Director/Nominee)
Mr. Owen has significant experience on the Board of Directors of the Company, having served as an Independent Director since 2004. Mr. Owen is currently Vice President of Engineering at Sybase.  Previously, he was Chief Technical Officer of XcelleNet.  Mr. Owen has worked in the computer software business for 25 years and has held several senior management positions.

Dr. Kathy S. Schwaig (Nominee)
Dr. Schwaig was recommended by the current Board of Directors to fill a vacant position on the Board and to serve an indefinite term as an Independent Director. Dr. Schwaig is currently the Dean of the Michael J. Coles College of Business at Kennesaw State University. She has worked in higher education for thirty years, holding various administrative and leadership positions. She also served as a consultant in the information systems industry. Dr. Schwaig holds a BBA in accounting, a MBA in information systems from Baylor University and a Ph.D. in information systems from the University of South Carolina. The Board believes that Dr. Schwaig’s valuable experience in accounting, governance and administration, and in the information technology fields would benefit The Fund.

Also, additional information regarding each Director’s or Nominee’s current age, principal occupations and other directorships, if any, that have been held by the Directors/Nominees is provided below.

Additional Information About Each Director and the Company’s Officers

The table below sets forth the names, addresses and birth years of the Directors and principal officers of the Company, the year each was first elected or appointed to office, their term of office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Director in the Fund Complex and their other directorships of public companies.  Each Director holds office until a respective successor is duly chosen and qualified.

Name, Address[1] and Year of Birth	Position(s) Held with The Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Director	Other Directorships Held by Director During Past Five Years
INDEPENDENT DIRECTORS[2]
Robert E. Nickels (1943)	Director	Indefinite Term, Since 2002	Retired.	1	None.
Joseph W. Owen (1961)	Director	Indefinite Term, Since 2004	Vice President, Sybase Inc.	1	None.
INTERESTED DIRECTORS AND OFFICERS
Gene W. Henssler, Ph.D. (1940) [3]	President and Director	Indefinite Term, Since 1998	President, G.W. Henssler & Associates, Ltd.; Member, Henssler Asset Management, LLC.	1	None.
Patricia T. Henssler, C.P.A. [3] (1954)	Executive Vice President, Treasurer and Director	Indefinite Term, Since 1998	Treasurer, G.W. Henssler & Associates, Ltd.; Certified Public Accountant, P.T. Henssler, C.P.A., LLC; Member, Henssler Asset Management, LLC.	1	None.
William G. Lako, Jr., CFP® (1970)	Vice President	Indefinite Term, Since 1998	Principal, G.W. Henssler & Associates, Ltd.; Member, Henssler Asset Management, LLC.	N/A	N/A
Christopher E. Reeves, Esq. (1971)	Chief Compliance Officer	Indefinite Term, Since 2007	Attorney, Reeves Law, P.C.; Lantz & Reeves P.C.; Chief Compliance Officer, G.W. Henssler & Associates, Ltd. and Henssler Asset Management, LLC.	N/A	N/A

[1]	Principal business address: 3735 Cherokee Street, Kennesaw, Georgia, 30144.
[2]	Each Director is not an “interested person” of the Company, as that term is defined in Section 2(a)(19) of the 1940 Act(collectively, the “Independent Directors”)
[3]	Dr. Gene Henssler and Patricia Henssler are “interested persons” of The Fund as defined under the 1940 Act, because of their positions with the Investment Adviser; they are related by marriage.

NOMINEE FOR INDEPENDENT DIRECTOR

Name, Address (1) and Year of Birth	Position with the Company	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex to be Overseen by Nominee	Other Directorships Held by Nominee
Dr. Kathy S. Schwaig (1962)	N/A	N/A	Dean, Kennesaw Business School	1	None

[1]	Principal business address: 1000 Chastain Rd., Kennesaw, Georgia, 30144.

Beneficial Ownership of Shares Held in The Fund and in the Fund Complex for Each Director and Nominee for Election as Director

Set forth in the table below is the dollar range of equity securities beneficially owned by each Director/Nominee as of April 17, 2017.

Director	Dollar Range of Equity Securities in The Fund (a)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
INTERESTED DIRECTORS/NOMINEES
Gene W. Henssler, Ph.D.	Over $100,000	Over $100,000
Patricia T. Henssler	Over $100,000	Over $100,000
INDEPENDENT DIRECTORS/NOMINEES
Robert E. Nickels	$50,001-$100,000	$50,001-$100,000
Joseph W. Owen	$10,001-$50,000	$10,001-$50,000
NOMINEE
Dr. Kathy S. Schwaig	None	None

(a)	“Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

Director Compensation

The Investment Adviser, under an Operating Services Agreement, pays each interested Director an annual fee of $2,500 per year, and effective June 24, 2011, The Fund pays each Independent Director an annual fee of $12,000 per year, together with the Directors’ actual out-of-pocket expenses relating to attendance at meetings.  The annual fees are payable in four equal quarterly installments and are paid as of the date of each quarterly Board meeting. Interested Directors of the Company are not compensated by The Fund.  For the fiscal year ended April 30, 2016, the Directors received the following compensation.

NAME OF PERSON, POSITION	AGGREGATE COMPENSATION FROM COMPANY	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM FUND COMPLEX PAID TO DIRECTOR
Gene W. Henssler, Ph.D., Director	$0	None	None	$0
Patricia T. Henssler, Director	$0	None	None	$0
Robert E. Nickels, Director*	$12,000	None	None	$12,000
Joseph W. Owen*	$12,000	None	None	$12,000

*	Designates member of Audit Committee

The Company does not pay retirement benefits to its Directors and officers.  No officer, director or employee of the Investment Adviser or any of its affiliates receives any compensation from the Company for serving as an officer or Director of the Company.

During the fiscal year ended April 30, 2016, the Board of Directors of the Company met four times.  Each Director then serving in such capacity attended at least 75% of the meetings of Directors and of any Committee of which he or she is a member.

Role of the Board of Directors and Leadership Structure

The Role of the Board

The Board of The Fund provides oversight of the management and operations of The Fund.  Like all mutual funds, the day-to-day responsibility for the management and operation of The Fund is the responsibility of various service providers to The Fund, such as The Fund’s Investment Adviser, principal underwriter, administrator, custodian and transfer agent, each of whom are discussed in greater detail in the Company’s statement of additional information.  The Board approves all significant agreements between The Fund and its service providers, including the agreements with the Investment Adviser, principal underwriter, administrator, custodian and transfer agent.  The Board has appointed various senior individuals of certain of these service providers as officers of The Fund, with responsibility to monitor and report to the Board on The Fund’s day-to-day operations.  In conducting this oversight, the Board receives regular reports from these officers and service providers regarding The Fund’s operations. The Board has appointed a Chief Compliance Officer who administers The Fund’s compliance program and regularly reports to the Board as to compliance matters.  Some of these reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent Fund operations.  From time to time, one or more members of the Board may also meet with Fund officers in less formal settings, between formal “Board Meetings,” to discuss various topics.  In all cases, however, the role of the Board and of any individual Director is one of oversight and not of management of the day-to-day affairs of The Fund and its oversight role does not make the Board a guarantor of The Fund’s investments, operations or activities.

Board Leadership Structure

The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function.  It has established one standing committee, an Audit Committee comprised solely of the Independent Directors.  The Audit Committee also serves as The Fund’s Qualified Legal Compliance Committee (the “QLCC”).  The Audit Committee is comprised entirely of Independent Directors.  The Board has neither appointed a Chairman nor a lead Independent Director, so that each of the Directors provides equal oversight of The Fund.

The Fund has determined that the Board’s leadership structure is appropriate given the characteristics of The Fund.  The Board reviews its structure annually.  The Board has also determined that the structure, function and composition of the Audit Committee, which also serves as The Fund’s QLCC, are appropriate means to provide effective oversight and address any potential conflicts of interest that may arise.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel.  Because risk management is a broad concept comprised of many elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.) the oversight of different types of risks is handled in different ways.  For example, the Audit Committee supports the Board’s oversight of risk management in a variety of ways, including (i) meeting with The Fund’s Treasurer and with The Fund’s independent registered public accounting firm to discuss, among other things, the internal control structure of The Fund’s financial reporting function and compliance with the requirements of the Sarbanes-Oxley Act of 2002, and (ii) reporting to the Board as to these and other matters.

Information about Each Director’s Qualification, Experience, Attributes or Skills

The Board believes that each of the Directors has the qualifications, experience, attributes and skills (“Director Attributes”) appropriate to their continued service as Directors of The Fund in light of The Fund’s business and structure.  Each of the Directors has substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and access information provided to them.  Certain of these business and professional experiences are set forth in detail in the table above. Each of the Directors has served on the Board of The Fund for several years.  They therefore have substantial board experience and, in their service to The Fund, have gained substantial insight as to the operation of The Fund and have demonstrated a commitment to discharging their oversight responsibilities as Directors.  The Board annually conducts a “self-assessment” wherein the performance and effectiveness of the Board and individual Directors is reviewed.  In addition to the information provided above, below is certain additional information concerning each particular Director and certain of their Director Attributes.  The information provided below, and above, is not all-inclusive.  Many Director Attributes involve intangible elements, such as intelligence, integrity and work ethic, the ability to work together, to communicate effectively, to exercise judgment, to ask incisive questions, and commitment to shareholder interests.  In conducting its annual self-assessment, the Board has determined that the Directors have the appropriate attributes and experience to continue to serve effectively as Directors of The Fund.

Other Board Related Matters

The Company does not require Directors to attend the Meeting of Shareholders.

PROPOSAL 2
RATIFICATION OF THE SELECTION OF
 INDEPENDENT REGISTERED ACCOUNTING FIRM

The Audit Committee and the Board selected the firm of Cohen & Company, Ltd. (“Cohen”) as the independent auditors for The Fund for the fiscal year ending April 30, 2017. Cohen has examined and reported on the fiscal year-end financial statements dated April 30, 2016, and certain related filings with the U.S. Securities and Exchange Commission (the “SEC”). You are being asked to ratify the Board’s selection of Cohen for the current fiscal year ending April 30, 2017.  Services to be performed by the independent auditors include examining and reporting on the fiscal year-end financial statements of The Fund and certain related filings with the SEC.

The selection of Cohen as the independent auditors for The Fund for the fiscal year ending April 30, 2016, was recommended by the Audit Committee and approved by the Board on June 17, 2016. Cohen’s reports on the financial statements of The Fund for the fiscal years for which it has served as auditors did not contain an adverse opinion or a disclaimer of opinion, nor were qualified or modified as to uncertainty, audit scope or accounting principles.

The Audit Committee and the Board have been advised by Cohen that neither Cohen nor any of its members have any material direct or indirect financial interest in The Fund.  Representatives of Cohen are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

Principal Accounting Fees and Services

The following table sets forth the aggregate fees billed by Cohen for The Fund’s last two fiscal years as a result of professional services rendered for:

(1) Audit Fees for professional services rendered by Cohen for the audit of the Company’s annual financial statements;

(2) Audit-Related Fees for assurance and related services by Cohen that are reasonably related to the performance of the audit of the Company’s financial statements and are not reported under “Audit Fees”;

(3) Tax Fees for professional services by Cohen for tax compliance, tax advice and tax planning; and

(4) All Other Fees for products and services provided by Cohen other than those services reported in above under “Audit Fees,” “Audit Related Fees” and “Tax Fees”.

Audit Fees		Audit Related Fees		Tax Fees		All Other Fees
2016	2015	2016	2015	2016	2015	2016	2015
$15,000	$15,000	$0	$0	$2,000	$2,000	$0	$0

Audit Committee Pre-Approval Policies and Procedures.   As of the date of this proxy statement, the Audit Committee has not adopted written pre-approval policies and procedures within the meaning of Regulation S-X. As a result, all such services described above and provided by Cohen must be directly pre-approved by the Audit Committee or by a designated member of the Audit Committee.

Audit Committee Charter.  The Board has not adopted a formal written charter for the Audit Committee.

Audit Committee Report.  The Audit Committee oversees The Fund's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls.  On June 17, 2016, the Audit Committee reviewed with Cohen, who are responsible for expressing an opinion on the conformity of The Fund’s audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of The Fund's accounting principles and such other matters as are required to be discussed with the Audit Committee under the standards of the Public Company Accounting Oversight Board (United States) ("PCAOB"). In addition, the Audit Committee discussed with Cohen the auditors' independence from management and The Fund including the auditors' letter and the matters in the written disclosures required by the PCAOB.

The Audit Committee discussed with Cohen the overall scope and plan for The Fund’s audit for the fiscal year ending April 30, 2017.  Based on such discussions, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements for The Fund be included in the Annual Report to Shareholders for the year ended April 30, 2016.

AUDIT COMMITTEE

Robert E. Nickels
Joseph W. Owen

REQUIRED VOTE

Provided a quorum is present or represented at the Meeting, each of Proposal 1, the election of Directors, and Proposal 2, ratification of the selection of the independent registered public accounting firm, requires the affirmative vote of a majority of shareholders voting at the Meeting.  Quorum for purposes of the transaction of business at a shareholder meeting of The Fund is one-third of the shares of The Fund.  The required vote for any other business properly brought before the Meeting shall be determined depending on the nature of such business.

Shareholders of The Fund will be informed of the voting results of the Meeting in The Fund’s Annual Report dated April 30, 2017.

THE COMPANY’S BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE RESPECTIVE NOMINEES.

ADDITIONAL INFORMATION

Principal Shareholders

As of April 17, 2017, the following entities were known by The Fund to own of record or beneficially 5% or more of the outstanding Investor Class shares of The Fund:

Name and Address of Record Owner	Percentage of Fund’s Outstanding Shares Owned
Charles Schwab & Co, Inc.* Attn Mutual Funds SF215FMT-05 211 Main Street San Francisco, CA 94105	40.26%
Mass Mutual Life Insurance Company Attn RS Fund Operations C105 1295 State Street Springfield, MA 01111	20.69%
GWFS Equities Inc 8525 E Orchard Rd., Suite 2T2 Greenwood Village, CO 80111	11.08%
State Street Bank & Trust 200 Clarendon Street Boston, MA 02116	10.59%

As of April 17, 2017, the following entities were known by The Fund to own of record or beneficially 5% or more of the outstanding Institutional Class shares of The Fund:

Name and Address of Record Owner	Percentage of Fund’s Outstanding Shares Owned
State Street Bank and Trust Company* 801 Pennsylvania Avenue Kansas City, MO 64105	73.33%
American United Life Insurance 1 American Square Indianapolis, IN 46282	23.51%

*
Entity was known to The Fund to own of record or beneficially 25% or more of the outstanding shares of The Fund, and therefore may be presumed to “control” The Fund, as that term is defined in the 1940 Act.  To the extent a shareholder “controls” The Fund, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of The Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholders.

Management Ownership: As of April 17, 2017, the Directors and officers of the Company, as a group, owned less than 1% of the outstanding Investor Class shares of The Fund.  As of April 17, 2017, the Directors and officers of the Company, as a group, owned approximately 1,013,589.28 shares, or approximately 14.45% of the outstanding Institutional Class shares of The Fund.

As of the Record Date, none of the Independent Directors or Nominees for Independent Director or their immediate family members owns securities in the Investment Adviser or principal underwriter, nor do they own securities in any entity directly or indirectly controlling, controlled by or under common control with the Investment Adviser or principal underwriter.

The Investment Adviser, Principal Underwriter and Administrator

Henssler Asset Management, LLC is the investment adviser for The Fund, and its business address is 3735 Cherokee Street, Kennesaw, Georgia 30144.

ALPS Distributors, Inc. is the principal underwriter for The Fund, and its business address is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

ALPS Fund Services, Inc. is the administrator for The Fund, and its business address is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Broker Non-Votes and Abstentions

For the purpose of each proposal described in this Proxy Statement, abstentions or broker non-votes will not be counted as votes cast and will have no effect on the results of the proposals.  Abstentions or broker non-votes, however, will be considered to be present at the Meeting for purposes of determining the existence of The Fund’s quorum.

OTHER MATTERS TO COME BEFORE THE MEETING

The Directors of the Company do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

Shareholder Communications with the Board of Directors

Shareholders may mail written communications to the Company’s Board, to committees of the Board or to a specified individual to: Directors in care of the Secretary of the Fund, 3735 Cherokee Street, Kennesaw, Georgia 30144. All shareholder communications received by the Secretary of the Company will be forwarded promptly to the Board, the Board’s committee or the specified individual Directors, as applicable, except that the Secretary may, in good faith, determine that a shareholder communication should not be so forwarded if it does not reasonably relate to The Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in The Fund or is purely ministerial in nature.

SHAREHOLDER PROPOSALS

Proposals of shareholders which are intended to be presented at a future shareholders’ meeting must be received by The Fund within a reasonable time prior to The Fund’s solicitation of proxies relating to such future meeting. Shareholder proposals must meet certain requirements, including certain information about the proponent and the proposal, or in the case of a nomination, the nominee.  There is no guarantee that any proposal will be presented at a shareholder meeting of The Fund.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.  SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E29761-S58378

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

1. To Elect (5) Directors of The Fund

Nominees:

01) Gene W. Henssler, Ph.D.
02) Patricia T. Henssler
03) Robert E. Nickels
04) Joseph W. Owen
05) Dr. Kathy S. Schwaig

For All	**Withhold All**	**For All Except**
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

The Board of Directors recommends you vote FOR the following proposal:

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

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